UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 14, 2005

EQUITY ONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271

(Commission File Number)	(IRS Employer Identification No.
1600 NE Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (305) 947-1664
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Underwriting Agreement
Supplemental Indenture
Opinion of Venable LLP
Opinion of Greenberg Traurig P.A.
Ratio of Earnings to Fixed Charges
Press Release dated September 20, 2005

Item 8.01 Other Events.
     On September 14, 2005, Equity One, Inc., a Maryland corporation (“Equity One”), entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and UBS Securities LLC, as the underwriters, with respect to the issue and sale by Equity One of $120 million of 5.375% senior unsecured notes due October 15, 2015 in an underwritten public offering.
     The notes were registered under the Securities Act of 1933, as amended, pursuant to Equity One’s shelf registration statement on Form S-3 (Registration No. 333-106909). The notes were issued pursuant to a supplemental indenture, attached as Exhibit 4.1 hereto, to the indenture dated as of September 9, 1998 among the Company, SunTrust Bank, as trustee, and each of the guarantors set forth therein.
     A copy of the press release issued by Equity One on September 20, 2005 announcing the public offering is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     1.1 Underwriting Agreement dated as of September 14, 2005 among Equity One, J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and UBS Securities LLC
     4.1 Supplemental Indenture dated as of September 20, 2005 among Equity One, the guarantors named therein, and SunTrust Bank.
     5.1 Opinion of Venable LLP.
     5.2 Opinion Greenberg Traurig, P.A.
     12.1 Ratio of Earnings to Fixed Charges for the six months ended June 30, 2005.
     23.1 Consent of Venable LLP (included in Exhibit 5.1 hereto).
     23.2 Consent of Greenberg Traurig, P.A. (included in Exhibit 5.2 hereto).
     99.1 Press Release, dated September 20, 2005, of Equity One.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date: September 20, 2005	By:	/s/ Howard M. Sipzner

Howard M. Sipzner
Executive Vice President and Chief
Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement dated as of September 14, 2005 among Equity One, J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and UBS Securities LLC.

4.1	Supplemental Indenture dated as of September 20, 2005 among Equity One, the guarantors named therein, and SunTrust Bank.

5.1	Opinion of Venable LLP.

5.2	Opinion Greenberg Traurig, P.A.

12.1	Ratio of Earnings to Fixed Charges for the six months ended June 30, 2005.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Greenberg Traurig, P.A. (included in Exhibit 5.2 hereto).

99.1	Press Release, dated September 20, 2005, of Equity One.